UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BIOGEN INC. 2023 Annual Meeting Vote by June 25, 2023 11:59 PM ET BIOGEN INC. 225 BINNEY STREET CAMBRIDGE, MA 02142 V19728-P91166 You invested in BIOGEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 26, 2023. Get informed before you vote View the 2023 Notice and Proxy Statement and 2022 Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote by Mail Submit with your prepaid envelope Vote by Phone 800-690-6903 Vote Virtually at the Meeting* June 26, 2023 Virtually at: www.virtualshareholdermeeting.com/BIIB2023 *Please check the meeting materials for any special requirements for meeting attendance.

BIOGEN INC.
Annual Meeting of Stockholders
June 26, 2023, 9:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Christopher A. Viehbacher, Michael R. McDonnell and Susan H. Alexander, and each of them (with full power to act alone), as proxies of the undersigned with all the powers the undersigned would possess if present during the 2023 Annual Meeting, and with full power of substitution in each of them to appear, represent and vote all shares of common stock of Biogen Inc. which the undersigned would be entitled to vote at the 2023 Annual Meeting of Stockholders, to be held online at www.virtualshareholdermeeting.com/BIIB2023 on Monday, June 26, 2023, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof.

The shares represented by this proxy will be voted as directed herein. If no direction is indicated, such shares will be voted FOR the election of all of the director nominees listed in Proposal 1, FOR Proposals 2, 3 and 5 and FOR 1 YEAR Option for Proposal 4. As to any other matter that may be properly brought before the meeting or any adjournment or postponement thereof, proxy holders will vote in accordance with their best judgment.

Voting Items	Board Recommends	Voting Options
1. Election of Directors. To elect the director nominees numbered 1a through 1j to serve for a one-year term extending until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.		
1a. Not Applicable	For	For ☐ Against ☐ Abstain ☐
1b. Caroline Dorsa	For	For ☐ Against ☐ Abstain ☐
1c. Maria C. Freire	For	For ☐ Against ☐ Abstain ☐
1d. William A. Hawkins	For	For ☐ Against ☐ Abstain ☐
1e. Not Applicable	For	For ☐ Against ☐ Abstain ☐
1f. Jesus B. Mantas	For	For ☐ Against ☐ Abstain ☐
1g. Not Applicable	For	For ☐ Against ☐ Abstain ☐
1h. Eric K. Rowinsky	For	For ☐ Against ☐ Abstain ☐
1i. Stephen A. Sherwin	For	For ☐ Against ☐ Abstain ☐
1j. Christopher A. Viehbacher	For	For ☐ Against ☐ Abstain ☐
2. To ratify the selection of PricewaterhouseCoopers LLP as Biogen Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For	For ☐ Against ☐ Abstain ☐
3. Say on Pay - To approve an advisory vote on executive compensation.	For	For ☐ Against ☐ Abstain ☐
4. Say When on Pay - To approve an advisory vote on the frequency of the advisory vote on executive compensation.	1 Year	1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐
5. To elect Susan Langer as a director to serve a one-year term extending until the 2024 Annual Meeting of Stockholders and until her successor is duly elected and qualified.	For	For ☐ Against ☐ Abstain ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature Date

V19729-P91166

Signature (Joint Owners) Date